EXHIBIT 99


                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2002-18
                            POOL PROFILE (09/12/2002)


                                                    ---------------------      ----------------------
                                                            BID                      TOLERANCE
                                                    ---------------------      ----------------------
AGGREGATE PRINCIPAL BALANCE                                 $225,000,000                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                       1-Oct-02
INTEREST RATE RANGE                                          5.375-7.250
GROSS WAC                                                         6.160%            (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                      25 bps
MASTER SERVICING FEE                                             1.7 bps
WAM (in months)                                                      178                (+/- 2 month)

WALTV                                                                57%                (maximum +5%)

CALIFORNIA %                                                         42%                (maximum 40%)

AVERAGE LOAN BALANCE                                            $490,000           (maximum $500,000)
LARGEST INDIVIDUAL LOAN BALANCE                               $1,200,000         (maximum $1,500,000)

CASH-OUT REFINANCE %                                                 18%               (maximum  +5%)

PRIMARY RESIDENCE %                                                  96%                (minimum -5%)

SINGLE-FAMILY DETACHED %                                             93%                (minimum -5%)

FULL DOCUMENTATION %                                                 59%                (minimum -5%)

Relocation %                                                          6%                (maximum +5%)

UNINSURED > 80% LTV %                                                 0%                (maximum +1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.


(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2002-18
                            POOL PROFILE (09/12/2002)
                               PRICING INFORMATION



RATING AGENCIES                              TBD by Wells Fargo

PASS THRU RATE                                               5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                         0.08%

PRICING DATE                                          TBD

FINAL STRUCTURE DUE DATE                        11-Oct-02                9:00 AM

SETTLEMENT DATE                                 30-Oct-02

ASSUMED SUB LEVELS                                    AAA          1.250%
                                                       AA            TBD
                                                        A            TBD
                                                      BBB            TBD
                                                       BB            TBD
                                                        B            TBD

                                        Note: AAA Class will be rated by two
                                        rating agencies. AA through B Classes
                                        will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
    1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
    1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
    2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
    3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-18. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356


                                                      WFASC DENOMINATION POLICY


                                                                    MINIMUM                  PHYSICAL                  BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                             DENOMINATION               CERTIFICATES              CERTIFICATES
                                                                    (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support)                                                   $25,000                  Allowed                  Allowed

Companion classes for PAC, TAC, Scheduled Classes                    $100,000                  Allowed                  Allowed

Inverse Floater, PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex
multi-component certificates                                         $100,000                 Standard             Upon Request

Notional and Nominal Face IO                                            (2)                   Standard             Upon Request

Residual Certificates                                                   (3)                   Required              Not Allowed

All other types of Class A Certificates                                 (5)                       (5)                      (5)

CLASS B (Investment Grade)                                           $100,000                  Allowed                  Allowed

CLASS B (Non-Investment Grade)                                       $250,000                 Required              Not Allowed

------------------------------------------------------------------------------------------------------------------------------------

(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2)   Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4)   Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for
      PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
